UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2014

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2014, Tyson Foods, Inc. (the “Company”) completed its previously announced public offerings and sale of $1,000,000,000 aggregate principal amount of its 2.650% Senior Notes due 2019 (the “2019 Notes”), $1,250,000,000 aggregate principal amount of its 3.950% Senior Notes due 2024 (the “2024 Notes”), $500,000,000 aggregate principal amount of its 4.875% Senior Notes due 2034 (the “2034 Notes”) and $500,000,000 aggregate principal amount of its 5.150% Senior Notes due 2044 (the “2044 Notes” and, together with the 2019 Notes, the 2024 Notes and the 2034 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated August 5, 2014, among the Company and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and the other underwriters named therein.

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-197661), including a prospectus supplement dated August 5, 2014 (the “Prospectus Supplement”) to the prospectus contained therein dated July 28, 2014, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Company issued the Notes under an indenture dated as of June 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.)), as trustee, as supplemented by a supplemental indenture dated as of August 8, 2014 for each series of Notes (each, a “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company, Tyson Fresh Meats, Inc. (the “Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as trustee. The Base Indenture and each Supplemental Indenture (including the forms of each series of Notes) are filed as Exhibits 4.1 through 4.9 to this report and are incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description thereof.

The 2019 Notes, the 2024 Notes, the 2034 Notes and the 2044 Notes accrue interest at fixed rates per annum equal to 2.650%, 3.950%, 4.875% and 5.150%, respectively. Interest on the Notes is payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2015, to the persons in whose names such Notes are registered at the close of business on the immediately preceding February 1 or August 1, as the case may be (whether or not a business day). Interest that the Company pays on the maturity date will be paid to the person to whom the principal will be payable. The amount of interest payable on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. The 2019 Notes, the 2024 Notes, the 2034 Notes and the 2044 Notes will mature on August 15, 2019, August 15, 2024, August 15, 2034 and August 15, 2044, respectively.

The Notes at issuance will be guaranteed only by the Guarantor. The Guarantor will be released from its obligations under its Guarantee upon the release or discharge of all guarantees and indebtedness of the Guarantor outstanding as of the settlement date for the Notes (i) under the Credit Agreement (as defined in the relevant Supplemental Indenture) and (ii) in relation to any indebtedness of the Company, or upon the earlier occurrence of certain other customary circumstances as described in the Prospectus Supplement pursuant to which the Notes have been offered. The Notes and the Guarantees by the Guarantor are the general senior unsecured obligations of the Company and the Guarantor. They rank equally in right of payment with the existing and future senior unsecured indebtedness of the Company and the Guarantor.

The Company may redeem each series of Notes, in whole or in part, at any time prior to July 15, 2019 with respect to the 2019 Notes, May 15, 2024 with respect to the 2024 Notes, February 15, 2034 with respect to the 2034 Notes, and February 15, 2044 with respect to the 2044 Notes, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes of the relevant series being redeemed plus accrued and unpaid interest thereon to the date of redemption; or (ii) the sum of the remaining scheduled payments of principal of and interest on such Notes being redeemed (not including any portion of the payments of interest accrued as of the date of redemption), discounted to its present value as of the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate (as defined in the relevant Supplemental Indenture), as determined by the Quotation Agent (as defined in the relevant Supplemental Indenture), plus 15 basis points in the case of the 2019 Notes, 25 basis points in the case of the 2024 Notes, 25 basis points in the case of the 2034 Notes and 30 basis points in the case of the 2044 Notes, plus, in each case, accrued and unpaid interest on the principal amount of such Notes being redeemed to the date of redemption. At any time on or after July 15, 2019 with respect to the 2019 Notes, May 15, 2024 with respect to the 2024 Notes, February 15, 2034 with respect to the 2034 Notes, and February 15, 2044 with respect to the 2044 Notes, the Company may redeem such series of Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes of such series, plus accrued and unpaid interest thereon to the date of redemption.

The Company expects to use the net proceeds from the Notes offerings as partial consideration for the acquisition of The Hillshire Brands Company, as described under the heading Use of Proceeds in the Prospectus Supplement. If the Hillshire Brands acquisition is not completed on or prior to April 1, 2015, or if, prior to such date, the Merger Agreement for the Hillshire

Brands acquisition is terminated, then the Company will be required to redeem each series of Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of the applicable series of Notes, plus accrued and unpaid interest on the principal amount of such series of the Notes to, but not including, the Special Mandatory Redemption Date (as defined in the relevant Supplemental Indenture).

If the Company experiences a Change of Control Triggering Event (as defined in the relevant Supplemental Indenture), holders of the Notes may require the Company to purchase the Notes at a purchase price equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur secured debt, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture contains customary terms, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

The foregoing description of the Underwriting Agreement, the Indenture and the related instruments and transactions associated therewith does not purport to complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which is attached hereto as an Exhibit.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s current expectations. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including, without limitation, prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01. Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) each Supplemental Indenture, (iv) the form of note for each series of Notes and (v) the opinion of Davis Polk & Wardwell LLP, and related consent.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 5, 2014

4.1	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.2	Supplemental Indenture, dated August 8, 2014, for the 2019 Notes

4.3	Form of 2019 Note (included in Exhibit 4.2)

4.4	Supplemental Indenture, dated August 8, 2014, for the 2024 Notes

4.5	Form of 2024 Note (included in Exhibit 4.4)

4.6	Supplemental Indenture, dated August 8, 2014, for the 2034 Notes

4.7	Form of 2034 Note (included in Exhibit 4.6)

4.8	Supplemental Indenture, dated August 8, 2014, for the 2044 Notes

4.9	Form of 2044 Note (included in Exhibit 4.8)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 8, 2014	By:	/s/ Dennis Leatherby
	Name:	Dennis Leatherby
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 5, 2014

4.1	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.2	Supplemental Indenture, dated August 8, 2014, for the 2019 Notes

4.3	Form of 2019 Note (included in Exhibit 4.2)

4.4	Supplemental Indenture, dated August 8, 2014, for the 2024 Notes

4.5	Form of 2024 Note (included in Exhibit 4.4)

4.6	Supplemental Indenture, dated August 8, 2014, for the 2034 Notes

4.7	Form of 2034 Note (included in Exhibit 4.6)

4.8	Supplemental Indenture, dated August 8, 2014, for the 2044 Notes

4.9	Form of 2044 Note (included in Exhibit 4.8)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)